UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 1, 2005


                            IRIS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                     001-11181               94-2579751
(State or other jurisdiction        (Commission            (I.R.S. Employer
     of incorporation)               File Number)          Identification No.)


                                9172 ETON AVENUE
                              CHATSWORTH, CA 91311
                (Address of Principal Executive Offices/Zip Code)


                                 (818) 709-1244
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         Effective July 1, 2005, our Board of Directors appointed Bernard "Dino"
M. Alfano (age 44) as President of its newly created Diagnostics Business Unit. Mr. Alfano joined us in December 2001 as Director of International Sales and Marketing. Following his promotion to International Vice President in June 2003 and subsequent elevation to Vice President of Global Sales and Service in September 2004, he was responsible for the international launch of our iQ(R)200 product platform that led to increased market penetration, record sales, revenue and profit for our Diagnostics Division in 2004. Prior to December 2001 Mr. Alfano assisted us with the iQ(R)200 market research and product branding as a consultant, and from January 2000 to June 2001, served as Vice President of Business and Product Development for Oxibio, Inc. Mr. Alfano has 19 years of experience in medical devices and diagnostics with companies such as Johnson & Johnson, C.R. Bard and Syntex.

         There are no understandings or arrangements between Mr. Alfano and any other person pursuant to which Mr. Alfano was appointed as an executive officer. Mr. Alfano does not have any family relationship with any director, executive officer or person nominated or chosen by our Board of Directors to become a director or executive officer. Additionally, there have been no transactions, or series of related transactions, in the last year, nor is there any currently proposed transaction, or series of similar transactions, to which we or any of our subsidiaries was a party, or will be a party, and in which Mr. Alfano or any member of his immediate family had, or will have, a direct or indirect material interest.

         A press release announcing Mr. Alfano's appointment is attached hereto as Exhibit 99.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS


         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  99.1 Press Release announcing the Appointment of Bernard "Dino" M. Alfano as President of IRIS International, Inc.'s Diagnostics Business Unit, dated July 5, 2005.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          IRIS INTERNATIONAL, INC.



Date:    July 7, 2005                     By:  /s/ Martin G. Paravato
                                               -----------------------------
                                               Martin G. Paravato
                                               Chief Financial Officer


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


                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER                            DESCRIPTION
         -------      ----------------------------------------------------------

           99.1       Press Release announcing the Appointment of Bernard "Dino"
                      M. Alfano as President of IRIS International, Inc.'s Diagnostics Business Unit, dated July 5, 2005.


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